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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2006

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-31797                 03-0366218
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

                    1050 Buckingham St., Watertown, CT 06795
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (860) 945-0661


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 17, 2006, Vermont Pure Holdings, Ltd. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

     Number                      Title
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      99.1         Press Release dated March 17, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Vermont Pure Holdings, Ltd.

                                                   By: /s/ Bruce S. MacDonald
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                                                       Bruce S. MacDonald
                                                       Chief Financial Officer

Date: March 17, 2006

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                                  EXHIBIT INDEX

     Number                      Title
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      99.1         Press Release dated March 17, 2006